  As filed with the Securities and Exchange Commission on July 26, 2001

                                                     Registration No. 333-64834
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                             AMENDMENT NO. 2

                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                  ----------
                           THE INTERCEPT GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)
                                  ----------

                            Georgia                                                  58-2237359
 (State or Other Jurisdiction of Incorporation or Organization)       (I.R.S. Employer Identification Number)

                      3150 Holcomb Bridge Road, Suite 200
                            Norcross, Georgia 30071
                                (770) 248-9600
                          (770) 242-6803 (facsimile)
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                                  ----------
                                John W. Collins
                            Chief Executive Officer
                           The InterCept Group, Inc.
                      3150 Holcomb Bridge Road, Suite 200
                            Norcross, Georgia 30071
                                (770) 248-9600
                          (770) 242-6803 (facsimile)
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                                  ----------
                                  Copies to:

              Glenn W. Sturm, Esq.                            M. Hill Jeffries, Esq.
            Charles D. Vaughn, Esq.                          Jonathan J. Doyle, Esq.
             William J. Ching, Esq.                            Jason W. Goode, Esq.
   Nelson Mullins Riley & Scarborough, L.L.P.                   Alston & Bird LLP
         First Union Plaza, Suite 1400                         One Atlantic Center
           999 Peachtree Street, N.E.                       1201 West Peachtree Street
             Atlanta, Georgia 30309                        Atlanta, Georgia 30309-3424
                 (404) 817-6000                                   (404) 881-7000
           (404) 817-6050 (facsimile)                       (404) 881-4777 (facsimile)

                                  ----------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
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
                                       Proposed    Proposed
                                        Maximum    Maximum
                            Amount     Aggregate  Aggregate    Amount of
    Title of Shares          to be     Price Per   Offering   Registration
    to be Registered     Registered(1) Share(2)    Price(2)      Fee(3)
--------------------------------------------------------------------------
Common stock, no par
 value.................    4,600,000    $35.49   $163,254,000   $40,814

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(1) Includes 600,000 shares which the underwriters have an option to purchase from The InterCept Group, Inc. to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(3) Previously paid.


   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

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




   This Amendment No. 2 is filed solely for the purpose of filing certain exhibits that were omitted from Amendment No. 1.


                                  PART II



               INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits.

(a) Exhibits


 Exhibit No.                             Description
 -----------                             -----------
   1.1       Form of Underwriting Agreement.

   1.2       Agreement for financial advisory services between The InterCept
             Group, Inc. and First Union Securities, Inc. dated July 20, 2001.

   2.1       Purchase Agreement (amended and restated) dated as of November 29,
             2000 between The InterCept Group, Inc., SLMsoft.com Inc., an
             Ontario corporation, and SLMsoft.com Inc., a Kansas corporation
             (incorporated by reference to Exhibit 2.1 to InterCept's Current
             Report on Form 8-K filed on January 19, 2001).**

   4.1 Amended and Restated Articles of Incorporation (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.2 Amended and Restated Bylaws (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.3 Amendment to Amended and Restated Bylaws (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.4 Specimen Common Stock Certificate (incorporated by reference to the exhibits to InterCept's Registration Statement on Form S-1
             (No. 333-47197) as declared effective by the Securities and Exchange Commission on June 9, 1998).

   5.1       Opinion of Nelson Mullins Riley & Scarborough, L.L.P.

  23.1       Consent of Nelson Mullins Riley & Scarborough, L.L.P. (included in
             Exhibit 5.1 hereto).

  23.2       Consent of Arthur Andersen LLP.*

---------------------

*  Previously filed.

** Pursuant to Item 601(b)(2) of Regulation S-K, InterCept agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Atlanta, state of Georgia, on July 26, 2001.

                                          THE INTERCEPT GROUP, INC.
                                          (Registrant)

                                                  /s/ John W. Collins
                                          By: _________________________________
                                                      John W. Collins
                                             Chairman, Chief Executive Officer
                                                       and President

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities listed and on the dates indicated.


               Signature                          Title                Date
               ---------                          -----                ----

        /s/ John W. Collins             Chairman of the Board,     July 26, 2001
 ______________________________________  Chief Executive
            John W. Collins              Officer, President and
                                         Director (Principal
                                         Executive Officer)

        /s/ Scott R. Meyerhoff          Senior Vice President,     July 26, 2001
 ______________________________________  Chief Financial Officer
           Scott R. Meyerhoff            and Secretary
                                         (Principal Financial
                                         and Accounting Officer)

          /s/ Jon R. Burke*             Director                   July 26, 2001
 ______________________________________
              Jon R. Burke

        /s/ Donny R. Jackson*           Director                   July 26, 2001
 ______________________________________
            Donny R. Jackson

          /s/ Boone A. Knox*            Director                   July 26, 2001
 ______________________________________
             Boone A. Knox

     /s/ John D. Schneider, Jr.*        Director                   July 26, 2001
 ______________________________________
         John D. Schneider, Jr.

         /s/ Glenn W. Sturm*            Director                   July 26, 2001
 ______________________________________
             Glenn W. Sturm

     *By /s/ Scott R. Meyerhoff
 ______________________________________
           Scott R. Meyerhoff
           (Attorney-in-Fact)

                                 EXHIBIT INDEX


 Exhibit No.                             Description
 -----------                             -----------
   1.1       Form of Underwriting Agreement.

   1.2       Agreement for financial advisory services between The InterCept
             Group, Inc. and First Union Securities, Inc. dated July 20, 2001.

   2.1       Purchase Agreement (amended and restated) dated as of November 29,
             2000 between The InterCept Group, Inc., SLMsoft.com Inc., an
             Ontario corporation, and SLMsoft.com Inc., a Kansas corporation
             (incorporated by reference to Exhibit 2.1 to InterCept's Current
             Report on Form 8-K filed on January 19, 2001).**

   4.1 Amended and Restated Articles of Incorporation (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.2 Amended and Restated Bylaws (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.3 Amendment to Amended and Restated Bylaws (incorporated by reference to the exhibits to InterCept's Registration Statement on Form 8-A (as amended on October 1, 1999)).

   4.4 Specimen Common Stock Certificate (incorporated by reference to the exhibits to InterCept's Registration Statement on Form S-1
             (No. 333-47197) as declared effective by the Securities and Exchange Commission on June 9, 1998).

   5.1       Opinion of Nelson Mullins Riley & Scarborough, L.L.P.

  23.1       Consent of Nelson Mullins Riley & Scarborough, L.L.P. (included in
             Exhibit 5.1 hereto).

  23.2       Consent of Arthur Andersen LLP.*

---------------------

*  Previously filed.


** Pursuant to Item 601(b)(2) of Regulation S-K, InterCept agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.